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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 Date of report
              (Date of earliest event reported) September 28, 2005

                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            333-120522              13-3411414
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(State or Other Jurisdiction          (Commission         (IRS Employer
of Incorporation)                      File Number)     Identification No.)

 383 Madison Avenue, New York, NY                             10179
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code  (212) 272-2000
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          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
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Item 8.01.    Other Events
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         On September 28, 2005, a single series of certificates, entitled Bear
Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through
Certificates, Series 2004-PWR9 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the
"Pooling and Servicing Agreement"), entered into by and among Bear Stearns
Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset
Resources, Inc. as a Master Servicer, Wells Fargo Bank, National Association as
a Master Servicer, as Certificate Administrator and as Tax Administrator, GMAC
Commercial Mortgage Corporation as Special Servicer, LaSalle Bank National
Association as Trustee and ABN AMRO Bank N.V., as Fiscal Agent. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the
Registrant's registration statement on Form S-3 (no. 333-120522) and sold to
Bear, Stearns & Co. Inc., ("BSCI") and Morgan Stanley & Co. Incorporated
("MSCI", and together with BSCI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the
Registrant and the Underwriters.

Section 9  Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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         Not applicable.

(b) Pro forma financial information:
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         Not applicable.

(c) Exhibits:
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Exhibit No.       Description

4.1               Pooling and Servicing Agreement among Bear Stearns
                  Commercial Mortgage Securities Inc. as Depositor, Prudential
                  Asset Resources, Inc. as a Master Servicer, Wells Fargo
                  Bank, National Association as a Master Servicer, as
                  Certificate Administrator and as Tax Administrator, GMAC
                  Commercial Mortgage Corporation as Special Servicer, LaSalle
                  Bank National Association as Trustee and ABN AMRO Bank N.V.,
                  as Fiscal Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 13, 2005

                                      BEAR STEARNS COMMERCIAL MORTGAGE
                                      SECURITIES INC.

                                      By: /s/ Richard A. Ruffer, Jr.
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                                      Name:  Richard A. Ruffer, Jr.
                                      Title: Vice President

                                  EXHIBIT INDEX

              The following exhibits are filed herewith:

Exhibit No.
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4.1           Pooling and Servicing Agreement among Bear Stearns Commercial
              Mortgage Securities Inc. as Depositor, Prudential Asset
              Resources, Inc. as a Master Servicer, Wells Fargo Bank, National
              Association as a Master Servicer, as Certificate Administrator
              and as Tax Administrator, GMAC Commercial Mortgage Corporation as
              Special Servicer, LaSalle Bank National Association as Trustee
              and ABN AMRO Bank N.V., as Fiscal Agent.